Exhibit 99



                                                                 Direct Insite
                                                               80 Orville Drive
                                                               Bohemia, NY 11716
                                                                 631-244-1500
                                                               631-563-8085 fax





Corporate Contact:                               Communications Contact:
Paul Orme, VP, Sales & Marketing                 Pamela Preston/Kelly Fitzgerald
Direct Insite Corp.                              Breakaway Communications
631.244.1500                                     212.590.2554/2555

 FOR IMMEDIATE RELEASE

     Direct Insite Announces Continued Growth Of EIP&P Recurring Revenues for First Quarter 2005 and Deployment of an "Order-to-Cash" Accounts Payable Service Offering

     Recurring EIP&P Revenues Grew 16.1% and a New Service Supporting Accounts Payable Organizations -- Invoice Approval and Payment (IAP) - Launched In Support Of Global 1000 Customer


Bohemia, N.Y. -- May 20, 2005 -- Direct Insite Corp (OTC BB:DIRI.OB), a global provider of Electronic Invoice Presentment and Payment ("EIP&P") solutions, today announced its financial results for the three months ended March 31, 2005. Revenue from continuing operations was $2,080,000 compared to revenue from continuing operations of $2,106,000 for the first three months of 2004. Recurring revenues from EIP&P services increased 16.1% to $1,149,000 for the quarter ended March 31, 2005 compared to $990,000 for the first quarter of 2004, while recurring revenues from other non-EIP&P services decreased by $142,000. Revenues from professional services declined slightly to $917,000 for the first quarter 2005 compared to $960,000 for the same period in 2004.

Direct Insite reported a net loss of $285,000 for the three months ended March 31, 2005, compared to net income of $142,000 in the first quarter of 2004 including income from discontinued operations of $204,000 in 2004.

Basic and diluted net loss per share for the three months ended March 31, 2005 was $0.10 compared to a basic and diluted net loss per share of $0.00 for the three months ended March 31, 2004. The net income per share from discontinued operations for the three months ended March 31, 2004 was $0.05 per share and there was no income or loss from discontinued operations in 2005.

Direct Insite CEO and Chairman of the Board James A. Cannavino said, "During the quarter the Company's recurring revenues from its Invoice-on-Line (IOL) family of EIP&P offerings that support accounts receivable organizations continued to show strong growth. Two additional corporations committed to become users of the IOL service with deployments scheduled to cover both North America and Europe. We now deliver on behalf of our customers our electronic invoice presentment and payment service in twenty nine countries around the world supporting fifteen local languages and currencies."

The portfolio of the Company's offerings was significantly expanded in the first quarter with the deployment of the Invoice Approval and Payment (IAP) service offering. IAP supports the accounts payable organization within the large enterprise and complements Invoices on Line (IOL) service which supports the accounts receivable organization. IAP accepts purchase orders from a Corporations supply chain management system, proof of delivery or acceptance data, and other such documentation and then provides the AP department with a workflow that insures proper delivery, quantity and price charged, and compliance with various contractual terms and conditions. IAP also facilitates payment to the vendor and provides monitoring and reporting that assists in assuring SOX compliance. This new IAP service "went live" during the quarter in support of a Global 1000 company.

Headquartered in Bohemia, NY, Direct Insite Corp. employs a staff of 55. The Company's IOL solution is deployed in North and South America, Europe/Middle East/Africa and Asia/Pacific geographic areas. For more information about Direct Insite Corp. call (631) 244-1500 or visit www.directinsite.com.

The financial information stated above and in the tables below has been abstracted from the Company's Form 10-QSB for the three months ended March 31, 2005, to be filed with the Securities and Exchange Commission, and should be read in conjunction with the information provided therein.

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


Summarized Financial Information

----------------------------------------- ------------------------ -------------------------

           STATEMENT                            FOR THE THREE               FOR THE THREE
              OF                                 MONTHS ENDED                MONTHS ENDED
           OPERATIONS                           MARCH 31, 2005              MARCH 31, 2004

----------------------------------------- ------------------------ -------------------------
Revenue from continuing operations                    $2,080,000                $2,106,000
----------------------------------------- ------------------------ -------------------------
Operating (loss) income                               (  210,000)                    4,000
----------------------------------------- ------------------------ -------------------------
Net other expense                                         75,000                    65,000
----------------------------------------- ------------------------ -------------------------
Loss before taxes                                       (285,000)                  (61,000)
----------------------------------------- ------------------------ -------------------------
Provision for income taxes                                    --                     1,000
----------------------------------------- ------------------------ -------------------------
Income from discontinued operations                           --                   204,000
----------------------------------------- ------------------------ -------------------------
Net (loss) income                                     $ (285,000)                $ 142,000
----------------------------------------- ------------------------ -------------------------
Preferred Stock Dividends                             $ (154,000)                $(128,000)
----------------------------------------- ------------------------ -------------------------
Net (loss) income attributable to
common shareholders                                   $ (439,000)                 $ 14,000
----------------------------------------- ------------------------ -------------------------
Basic and diluted (loss) income per
share:
From continuing operations                             $   (0.10)                  $ (0.05)
From discontinued operations                                  --                   $  0.05
                                                       ---------                  -------
Total (loss)income per share                           $   (0.10)                  $  0.00
                                                       =========                   =======

----------------------------------------- ------------------------ -------------------------

------------------------------------ --------------------------- -------------------------
BALANCE SHEET                               March.31, 2005          December 31, 2004

------------------------------------ --------------------------- -------------------------
Total Current Assets                         $2,125,000                 $2,439,000
------------------------------------ --------------------------- -------------------------
Total Assets                                 $2,968,000                 $3,301,000
------------------------------------ --------------------------- -------------------------
Total Current Liabilities                    $5,541,000                 $4,991,000
------------------------------------ --------------------------- -------------------------
Total Shareholders' Deficiency              $(2,678,000)               $(2,537,000)
------------------------------------ --------------------------- -------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.




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